          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
      -------------------------------------------------

                          July 16, 1998

                      NEWSOUTH BANCORP, INC.
   ------------------------------------------------------
   (Exact name of registrant as specified in its charter)

        Delaware                 0-22219          56-1999749
----------------------------------------------------------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)  Identification No.)


   1311 Carolina Avenue, Washington, North Carolina     27889
----------------------------------------------------------------
    (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code:
----------------------------------------------------------------
                      (252) 946-4178


                       Not Applicable
----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

     On July 16, 1998, the registrant's Board of Directors approved a 3-for-2 common stock split in the form of a 50% stock dividend and an increase in the quarterly cash dividend rate. For additional information, reference is made to the registrant's press release dated July 16, 1998, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibit 99.1 - Press Release dated July 16, 1998.

                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             NewSouth Bancorp, Inc.
                             (Registrant)


Date:  July 16, 1998     By: /s/ Thomas A. Vann
                             ------------------------
                             Thomas A. Vann
                             President